Exhibit 10-55




                             AMENDMENT NO. 1

                                   to

                LONG TERM EXECUTIVE INCENTIVE SHARE PLAN

                                   of

                NEW YORK STATE ELECTRIC & GAS CORPORATION


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     The Long Term Executive Incentive Share Plan ("Plan") of New
York State Electric & Gas Corporation, effective January 1, 1996, is hereby amended as follows:


     Class III under Article IV of the Plan is hereby amended to read in its entirety as follows:

III  Vice Presidents, Treasurer, Executive Director - Human
       Resources & Executive Director - Corporate Planning    20%